Exhibit 99.2




                                       prepared
                                       for:         <<First_Name>> <<MI>>
                                                    <<Last_Name>>
                                                    <<EE>> - <<CORP>>



The Compensation Committee of the Board of Directors of CNF Inc. has awarded you, as Optionee, the following option ("Option") to purchase shares of CNF common stock:

 Award effective date:   ___________,______

 Non-qualified stock
 options:                <<M_2005_SOP_GRANT>> shares

 Grant price per share:  $__________

 Vesting: One-third on January 1, ____; an additional one-third on January 1, ____; and an additional one-third on January 1, ____

 Fully vested:           January 1, ____

 Expiration date:        ____________, _______ [ten years from grant date]


Please refer to the enclosed Highlights of Your Stock Options brochure for information about how stock options work.

This Option is subject to the provisions of the CNF Inc. 1997 Equity and Incentive Plan, and the attached Terms and Conditions which are part of this Stock Option Agreement. These documents and any related documents that may be issued in the future constitute part of a Prospectus under the Securities Act of 1933, as amended, covering the securities issuable to you upon exercise of your options.

I accept the Option described above and the attached Terms and Conditions of the Stock Option Agreement. I also accept the provisions of the CNF Inc. 1997 Equity and Incentive Plan, as amended as of the Award effective date indicated above.

 Signature _____________________________________  Date_______________


If you have questions regarding your options, or you wish to take action with respect to your options, please call Jennifer W, Pileggi, Senior Vice President, General Counsel and Secretary at 650-378-5326 or Gary S. Cullen, Vice President, Deputy General Counsel at 650-378-5371.

For your convenience a return envelope is included with this packet.





                         Terms and Conditions

Governing options awarded on ___________,_____

This document constitutes part of a prospectus of CNF Inc. covering securities that have been registered under the Securities Act of 1933.

Except as otherwise stated in the Stock Option Agreement (the "Agreement") to which these Terms and Conditions are attached and form a part, and subject to the terms and conditions of the CNF Inc. 1997 Equity and Incentive Plan as amended as of the Award effective date (the "Plan"), which Plan is incorporated herein by reference, the following provisions apply to the Option (as defined below). (Capitalized terms used herein without definition shall have the meanings given to such terms in the Plan.)


1. The Company grants to Optionee the right and option to purchase (the "Option"), on the terms and conditions of the Agreement and as hereinafter set forth, shares of the presently authorized but unissued Common Stock ($0.625 par value) of the Company (hereinafter called the "Stock"), or shares of authorized and issued Stock reacquired by the Company and held in its treasury. The purchase price of the Stock subject to the Option shall be as set forth in the Agreement but shall not be less than the Fair Market Value of a share of Common Stock on the grant date (Award effective date) of the Option.


2. In consideration of the Option, Optionee agrees to remain an active full-time employee of the Company or of a Subsidiary or Affiliate (a "Regular Employee") at all times during the period beginning with the date on which the Option was granted and ending on the date the Option becomes fully exercisable or at the time of Normal Retirement, whichever occurs first, and, except to the extent that the Option becomes exercisable and continues to be exercisable pursuant to Paragraphs 3 and 4 below, if Optionee ceases to be a Regular Employee within said period the Option shall become null and void.

As used herein:

Retirement means retirement under a qualified defined benefit plan of the Company or a Subsidiary or an Affiliate as in effect on the date of Optionee's termination of employment. For this purpose, an employee shall be deemed to have retired under such a plan only if the employee elects within sixty (60) days from his or her last day of employment to commence receiving monthly benefits under the plan. The Company, Subsidiary or Affiliate may, in its sole discretion, revise any such plan at any time or from time to time.

Normal Retirement means Retirement on or after age 65 (Normal Retirement
Date) or after attaining age 55 with combined age in whole or partial years (rounded to the nearest whole month) plus years of service (as defined in such qualified defined benefit plan) equal to at least 85 (the Rule of 85).


3. Except as otherwise provided in Paragraph 4, the period for exercising the Option (the "Option Period") shall be the period, which will commence when the Option becomes exercisable (as specified below) and will end on the tenth anniversary of the date on which the Option was granted (referred to herein as the "Terminal Date" of the Option).

    One third of the Option will become exercisable on January 1, _____; an additional one-third shall become exercisable on January 1, _____; and an additional one-third shall become exercisable on January 1, _____. If the Option consists of incentive stock options ("ISOs") and non-qualified stock options ("NQSOs"), the ISOs and NQSOs will become exercisable on a pro rata basis on such anniversaries.

4. In the following circumstances, the Option Period specified in Paragraph 3 shall not apply, and the Option shall be exercisable as set forth below:

   (a) If Optionee ceases to be a Regular Employee during the Option Period (other than (i) for Cause (as defined below), (ii) on account of Retirement, (iii) following a Change in Control applicable to Optionee or (iv) as a result of Optionee's death or Disability), the Option shall thereafter be exercisable only to the extent exercisable at the time Optionee ceases to be a Regular Employee and only prior to the end of the 3-month period commencing with such cessation or prior to the Terminal Date of the Option, whichever shall first occur (except as otherwise provided in subparagraph (g) in the case of subsequent death).

       If Optionee is absent from work with the Company, a Subsidiary or an Affiliate because of his or her Disability or if he or she is on leave of absence for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of any such absence, by virtue of such absence alone, to have ceased to be a Regular Employee, except as the Committee may otherwise expressly provide.

As used herein:

Disability means a substantial mental or physical disability, as determined by the Committee in its sole discretion. The Committee may rely, in making its determination, upon the advice of one or more medical practitioners selected by the Committee and upon such evidence as may be presented by the Optionee. The Committee may take into account such factors as whether or not the disability qualifies for long-term disability benefits under a Company plan, and whether the disability qualifies for Social Security disability benefits. The Committee may refuse to determine Disability if the Optionee fails to provide such evidence as is required by the Committee or fails to submit to examination by a medical practitioner selected by the Committee.

   (b) If the employment of Optionee is terminated for Cause, the Option (including any portion of the Option that may have become exercisable) shall terminate on the date of such termination of employment, the Option shall thereupon not be exercisable to any extent whatsoever, and Paragraphs 4(c), (d), (e), (f) and (g) of these Terms and Conditions shall not apply. As used herein, "Cause" means (i) the failure or refusal by Optionee to perform, or neglect in the performance of, his or her duties, functions or responsibilities, (ii) Optionee's commission of acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude, or (iii) such other acts or omissions of Optionee, as the Committee, in the exercise of its sole discretion, considers to constitute Cause. For purposes of these Terms and Conditions, an Optionee's employment shall be treated as having terminated for Cause if after termination of employment Cause is discovered to have existed before termination of employment.

   (c) Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, if the Optionee ceases to be a Regular Employee on account of Normal Retirement (i) if the Option has not yet become fully exercisable at such time, the Option shall continue to become exercisable in installments under Paragraph 3, and (ii) the Option shall continue to be exercisable until one year after the final installment has become exercisable, or one year after the Optionee ceases to be a Regular Employee, whichever is later, but not beyond the Terminal Date of the Option.

   (d) Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, if the Optionee ceases to be a Regular Employee on account of Retirement and subparagraph (c) does not apply, the Option, to the extent unexercisable at Retirement, shall be forfeited and, to the extent exercisable at Retirement, shall continue to be exercisable until one year after Retirement, or the Terminal Date of the Option, whichever shall first occur.

   (e) Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, in the event of a Change in Control applicable to Optionee while the Optionee is a Regular Employee, the Option shall become fully exercisable and shall continue to be exercisable until three months after Optionee ceases to be a Regular Employee (or one year after Optionee ceases to be a Regular Employee if Optionee ceases to be a Regular Employee on account of Normal Retirement as provided in subparagraph (c)), but not beyond the Terminal Date of the Option.

   (f) Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, if Optionee ceases to be a Regular Employee as a result of Optionee's Disability, the Option shall become fully exercisable and shall continue to be exercisable until one year after Optionee ceases to be a Regular Employee, but not beyond the Terminal Date of the Option.

   (g) Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, if Optionee dies --

     (i)while the Optionee is a Regular Employee, the Option shall become fully exercisable and shall continue to be exercisable until one year after Optionee dies, but not beyond the Terminal Date of the Option,

    (ii)after the Optionee ceases to be a Regular Employee (other than by reason of Normal Retirement or death) and during such time as the Option continues to be exercisable pursuant to Paragraph 4(a), 4(d) or 4(f) of these Terms and Conditions, the Option shall continue to be exercisable until one year after Optionee dies, but not beyond the Terminal Date of the Option, or

   (iii)after the Optionee ceases to be a Regular Employee on account of Normal Retirement and during such time as the Option continues to be exercisable pursuant to Paragraph 4(c) of these Terms and Conditions, the Option shall become fully exercisable and shall continue to be exercisable until one year after Optionee dies, but not beyond the Terminal Date of the Option.

     In each case, the Option may be exercised by Optionee's executor or administrator, or by the person or persons to whom Optionee's rights under the Option shall pass by will or by the applicable laws of descent and distribution.

5. Optionee may exercise the Option, to the extent exercisable and with respect to all or part of the shares of Stock then subject to such exercise, by giving the Company written notice of such exercise, specifying the number of shares as to which the Option is so exercised and tendering either (i) cash or a certified check, bank draft or postal or express money order payable to the order of the Company for an amount in lawful money of the United States equal to the Grant price of such shares, or (ii) properly endorsed or transferable shares of Stock with a value equal to the Grant price of such shares, or (iii) a combination of (i) and
    (ii) above having an aggregate value equal to the Grant price of such shares. In addition, if administratively feasible, Optionee may effect a "cashless" exercise of the Option by borrowing the Grant price from any lender other than the Company or its Affiliates, immediately selling part or all of the Option shares and using the proceeds to repay the loan. For a cashless exercise, Optionee shall be responsible for all brokerage commissions, transaction fees and other charges of the executing broker. No partial exercise of the Option may be for less than 100 shares unless fewer than 100 shares are outstanding under the Option, in which case the Option may be exercised as to the total of such shares. In no event shall the Company be required to issue fractional shares.

    As soon as practicable after receipt of such notice, the Company shall, without transfer or issue tax and (except for withholding tax arrangements contemplated by paragraph 14 hereof) without other incidental expense to Optionee, deliver to Optionee (or to the buyer in the case of a cashless exercise contemplated by the preceding paragraph) at the office of the Company, 2855 Campus Drive, Suite 300, San Mateo, California 94403, or such other place as may be mutually acceptable to the Company and Optionee (or such buyer), a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable requirements under the Federal securities acts, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares. If Optionee fails to pay for or accept delivery of all or any part of the number of shares specified in the notice of exercise, his or her right to purchase such undelivered shares may be terminated by the Company at its election.

6. In the event that a corporate transaction or event described in the last paragraph of Section 5 of the Plan shall occur, the terms of such last paragraph of Section 5 of the Plan shall govern.



7. The Option shall, during Optionee's lifetime, be exercisable only by him or her, and neither the Option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order ("QDRO"); provided, however, the Committee may, in its discretion, (i) pursuant to rules adopted by the Committee, permit transfer(s) of all or part of the Option in connection with Optionee's estate planning, and (ii) permit transfers upon divorce or marital dissolution other than pursuant to a QDRO (except that, if the Option is an ISO, any transfer must be consistent with that status). In the event of an attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or of any right hereunder, except as provided for herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate the Option by notice to Optionee and the Option shall thereupon become null and void.

8. Neither Optionee nor any person entitled to exercise Optionee's Option in the event of his or her death shall have any of the rights of a shareholder with respect to the shares of stock subject to the Option except to the extent that shares of stock are issued upon such person's proper exercise of the Option.

9. Optionee agrees to promptly notify the Company of the sale of any shares that were initially issued upon exercise of ISOs and not held for at least two years from the date of grant and one year from the date of exercise, in order for the Company to be able to comply with applicable withholding tax laws.

10. Any notice required to be given by Optionee under the terms of the Option shall be addressed to the Company in care of its General Counsel at 2855 Campus Drive, Suite 300, San Mateo, California 94403, and any notice to be given to Optionee shall be addressed to him or her at his or her last known address as shown on the Company's records or such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

11. All decisions of the Committee upon any question arising under the Plan or any Stock Option Agreement shall be final and binding on all parties (except for any change occurring pursuant to the claims procedures set forth in Section 8 of the Plan).

12. Nothing herein contained shall affect Optionee's right to participate in and receive benefits from and in accordance with the then current provisions of any pension, insurance, or other employment welfare plan or program of the Company [or a Subsidiary or Affiliate].

13. Nothing in the Stock Option Agreement (including these Terms and Conditions) or any other agreement entered into pursuant hereto (i) shall confer upon Optionee the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth herein or in any such other agreement or
    (ii) interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate Optionee's employment.

14. Optionee agrees, in connection with the Option, to make appropriate arrangements with the Company or his or her employer for satisfaction of any applicable withholding requirements (including federal, state, local, and foreign income, Social Security, and Medicare tax requirements).

15. The Agreement and these Terms and Conditions shall be binding upon and inure to the benefit of any successor or successors of the Company.

16. The interpretation, performance, and enforcement of the Stock Option Agreement and these Terms and Conditions shall be governed by the laws of the State of Delaware.



   CNF